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Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

        FIRST AMENDMENT (this "Amendment"), dated as of October 22, 2004, among MAGELLAN HEALTH SERVICES, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders") and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

        WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of January 5, 2004 (the "Credit Agreement"); and

        WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement as herein provided;

        NOW, THEREFORE, IT IS AGREED:

I.     Amendments and Waiver to Credit Agreement.

          1.     Section 1.01 of the Credit Agreement is hereby amended by inserting the following new clause (e) at the end thereof:

            "(e)    (A) On the First Amendment Effective Date, all outstanding Term Loans of each Lender that has theretofore executed and delivered a counterpart of the First Amendment to the Administrative Agent in accordance with the terms thereof (each such Lender, a "Term Loan Consenting Lender" and, collectively, the "Term Loan Consenting Lenders") shall be automatically converted (the "Term Loan Conversion") into new term loans hereunder (each such term loan, a "Converted Term Loan" and, collectively, the "Converted Term Loans"). On or after the First Amendment Effective Date, each Term Loan Consenting Lender which holds a Term Note shall be entitled to surrender such Term Note to the Borrower against delivery of a New Term Note completed in conformity with Section 1.05; provided, however, that if any such Term Note is not so surrendered then from and after the First Amendment Effective Date such Term Note shall be deemed to evidence the Converted Term Loans into which the Term Loans theretofore evidenced by such Term Note have been converted. Subject to and upon the terms and conditions set forth herein, each Lender with a New Term Loan Commitment severally agrees to make a term loan or term loans (each, an "Additional Term Loan" and, collectively, the "Additional Term Loans" and, together with the Converted Term Loans, the "New Term Loans") to the Borrower, which Additional Term Loans shall be incurred pursuant to a single drawing on the First Amendment Effective Date. All New Term Loans (i) shall be denominated in Dollars, (ii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in Section 1.10(b), all New Term Loans comprising the same Borrowing shall at all times be of the same Type, and (iii) shall be made by each such Lender in that aggregate principal amount which does not exceed the New Term Loan Commitment of such Lender on the First Amendment Effective Date. Once repaid, New Term Loans incurred hereunder may not be reborrowed. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, in Section 4.02), the proceeds of the Additional Term Loans shall be immediately applied by the Borrower to repay all outstanding Term Loans of Term Loan Non-Consenting Lenders (if any) on the First Amendment Effective Date.

            (B)(i)    Each Borrowing of Term Loans existing on the First Amendment Effective Date immediately prior to the Term Loan Conversion (other than those Term Loans of Term Loan Non-Consenting Lenders) and maintained as Eurodollar Loans (each, an "Existing Term Loan

    Borrowing") shall, upon the occurrence of the Term Loan Conversion, be deemed to be a new Borrowing of New Term Loans for all purposes of this Agreement, (ii) each such newly-deemed Borrowing of New Term Loans shall be subject to the same Interest Period (and Eurodollar Rate) as the Existing Term Loan Borrowing to which it relates, (iii) Additional Term Loans shall be initially incurred pursuant to a single Borrowing of Eurodollar Loans which shall be added to (and thereafter be deemed to constitute a part of) each such newly-deemed Borrowing of New Term Loans on a pro rata basis (based on the relative sizes of the various such newly-deemed Borrowings of New Term Loans) and (iv) in connection with the Term Loan Conversion and the incurrence of Additional Term Loans pursuant to this Section 1.01(e), the Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all Lenders with outstanding New Term Loans (after giving effect to the Term Loan Conversion and the incurrence of Additional Term Loans pursuant to Section 1.01(e)(A)) participate in each newly-deemed Borrowing of New Term Loans on a pro rata basis."

          2.     Section 1.03(a) of the Credit Agreement is hereby amended by inserting the text ", New Term Loans" immediately after the text "Term Loans" appearing in clause (iii) of the second sentence of said Section.

          3.     Section 1.05(a) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (ii) of said Section and (ii) inserting the following new clause (iv) immediately before the period appearing at the end of clause (iii) of said Section:

      ", and (iv) in the case of New Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-4, with blanks appropriately completed in conformity herewith (each a "New Term Note" and, collectively, the "New Term Notes")".

          4.     Section 1.05(b) of the Credit Agreement is hereby amended by (i) inserting the text "(A)" immediately before the first word thereof and (ii) inserting the following new sub-clause (B) at the end thereof:

            "(B)    The New Term Note issued to each Lender that has a New Term Loan Commitment or outstanding New Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the First Amendment Effective Date (or, if issued after the First Amendment Effective Date, be dated the date of issuance thereof), (iii) be in a stated principal amount equal to the New Term Loans of such Lender on the First Amendment Effective Date (or, if issued after the First Amendment Effective Date, be in a stated principal amount equal to the outstanding New Term Loans of such Lender at such time) and be payable in the outstanding principal amount of New Term Loans evidenced thereby from time to time, (iv) mature on the Final Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents."

          5.     Section 1.07 of the Credit Agreement is hereby amended by (i) inserting the text ", New Term Loans" immediately after the text "Term Loans" appearing in the first sentence thereof and (ii) inserting the text ", New Term Loan Commitments" immediately after the text "Term Loan Commitments" appearing in the first sentence thereof.

          6.     Section 1.13 of the Credit Agreement is hereby amended by inserting the text "or New Term Loans, as the case may be," immediately after each appearance of the text "Term Loans" in said Section.

          7.     Section 2.07(a) of the Credit Agreement is hereby amended by (i) inserting the text "(A)" immediately before the first word thereof and (ii) inserting the following new sub-clause (B) at the end thereof:

            "(B)    (i) On the First Amendment Effective Date, (x) all outstanding Credit-Linked Deposits of each CL Lender that has theretofore executed and delivered a counterpart of the First Amendment to the Administrative Agent in accordance with the terms thereof (each such CL Lender, a "CL Consenting Lender" and, collectively, the "CL Consenting Lenders") shall be automatically converted (the "Credit-Linked Deposit Conversion") into new credit linked deposits hereunder (each such credit linked deposit, a "Converted Credit-Linked Deposit" and, collectively, the "Converted Credit-Linked Deposits") and (y) the Credit-Linked Commitment of each CL Consenting Lender shall be as set forth on Schedule I (as such Credit-Linked Commitment may thereafter be adjusted as provided in this Agreement) and shall be deemed to constitute a new Tranche of Commitments hereunder (and shall replace the Credit-Linked Commitment of such CL Consenting Lender as in effect immediately prior to the First Amendment Effective Date). Subject to and upon the terms and conditions set forth herein, each CL Lender with a Credit-Linked Commitment on the First Amendment Effective Date (but is not otherwise a CL Consenting Lender or a CL Non-Consenting Lender) shall pay to the Administrative Agent on the First Amendment Effective Date such CL Lender's Additional Credit-Linked Deposit, and (x) the Converted Credit-Linked Deposits and the Additional Credit-Linked Deposits shall continue to constitute Credit-Linked Deposits hereunder and shall continue to be held by the Administrative Agent in (or credited to) the Credit-Linked Deposit Account, and (as provided in Section 2.07(a)(A)) no Person other than the Administrative Agent shall have a right of withdrawal from the Credit-Linked Deposit Account or any other right or power with respect to the Credit-Link Deposits, and (y) on the First Amendment Effective Date, the Credit-Linked Commitment of each such CL Lender shall be as set forth on Schedule I (as such Credit-Linked Commitment may thereafter be adjusted as provided in this Agreement) and also shall be deemed to constitute a new Tranche of Commitments hereunder. Notwithstanding anything herein to the contrary, (i) the funding obligation of each CL Lender in respect of its Participation in CL Letters of Credit shall continue to be satisfied in full upon the funding of its Credit-Linked Deposit and (ii) on the First Amendment Effective Date, the Credit-Linked Commitment of each CL Non-Consenting Lender (if any) shall terminate in its entirety and the Administrative Agent shall return to each CL Non-Consenting Lender (if any) such CL Non-Consenting Lender's Credit-Linked Deposit; provided, however, in lieu of returning such Credit-Linked Deposit to each such CL Non-Consenting Lender, the Administrative Agent may use the proceeds of the Additional Credit-Linked Deposits to pay same over to such CL Non-Consenting Lenders (in which case the Credit-Linked Deposits of such CL Non-Consenting Lenders that remain in (or credited to) the Credit-Linked Deposit Account shall thereafter constitute the corresponding Additional Credit-Linked Deposits of the new CL Lenders).

            (ii)    Each Credit-Linked Deposit existing on the First Amendment Effective Date immediately prior to the Credit-Linked Deposit Conversion (other than a Credit-Linked Deposit of a CL Non-Consenting Lender) (each, an "Existing Credit-Linked Deposit") shall, upon the occurrence of the Credit-Linked Deposit Conversion, be deemed to be a new deposit of Credit-Linked Deposits for all purposes of this Agreement, and (ii) each such newly-deemed deposit of Credit-Linked Deposits shall be subject to the same Interest Period (and LIBOR Rate) and Scheduled Investment Termination Date as the Existing Credit-Linked

    Deposit to which it relates and each Additional Credit-Linked Deposit also shall be subject to the same Interest Period (and LIBOR Rate) and Scheduled Investment Termination Date.

            (iii)    Notwithstanding anything to the contrary contained herein, if on the First Amendment Effective Date (immediately prior to the making of Additional Credit-Linked Deposits on such date) the sum of the Credit-Linked Commitments (other than those of CL Non-Consenting Lenders) would exceed the Total Credit-Linked Commitment as in effect immediately prior to the Credit-Linked Deposit Conversion, then the Credit-Linked Commitment of DBAG shall be reduced by an amount equal to such excess."

          8.     Section 3.03 of the Credit Agreement is hereby amended by inserting the following new clause (e) at the end thereof:

            "(e)    In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total New Term Loan Commitment (and the New Term Loan Commitment of each Lender) shall terminate in its entirety on the First Amendment Effective Date (after giving effect to the incurrence of New Term Loans on such date)."

          9.     Section 4.01(a) of the Credit Agreement is hereby amended by (i) inserting the text "New Term Loans," immediately after the text "Term Loans," appearing in clause (i) of said Section, (ii) inserting the text "or New Term Loans" immediately after the text "Term Loans" appearing in clause (ii)(x) of said Section, (iii) deleting the word "and" appearing at the end of clause (iii) of said Section and (iv) inserting the text "; and (v) each voluntary prepayment of New Term Loans pursuant to this Section 4.01(a) shall be applied to reduce the then remaining New Scheduled Repayments on a pro rata basis (based upon the then remaining unpaid principal amounts of such New Scheduled Repayments after giving effect to all prior reductions thereto)" immediately after clause (iv) of said Section.

          10.   Section 4.01(b) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

      "Each prepayment of any New Term Loans pursuant to this Section 4.01(b) shall be applied to reduce the then remaining New Scheduled Repayments of the New Term Loans on a pro rata basis (based upon the then remaining unpaid principal amounts of such New Scheduled Repayments after giving effect to all prior reductions thereto)."

11.
Section 4.02(b) of the Credit Agreement is hereby amended by (i) inserting the text "(i)" immediately before the text "In addition" appearing at the beginning of said Section and (ii) inserting the following new sub-clause (ii) at the end of said Section:

            "(ii)    In addition to any other mandatory repayments pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of New Term Loans, to the extent then outstanding, as is set forth below opposite each such date

    (each such repayment, as the same may be reduced as provided in Sections 4.01(a), 4.01(b) or 4.02(g), a "New Scheduled Repayment"):

New Scheduled Repayment Date	Amount
December 15, 2004	$3,750,000
March 15, 2005	$5,625,000
June 15, 2005	$5,625,000
September 15, 2005	$5,625,000
December 15, 2005	$5,625,000
March 15, 2006	$6,250,000
June 15, 2006	$6,250,000
September 15, 2006	$6,250,000
December 15, 2006	$6,250,000
March 15, 2007	$6,250,000
June 15, 2007	$6,250,000
September 15, 2007	$6,250,000
December 15, 2007	$6,250,000
March 15, 2008	$4,166,666
June 15, 2008	$4,166,667
Final Maturity Date	$4,166,667	".

          12.   Section 4.02(c) of the Credit Agreement is hereby restated in its entirety as follows:

            "(c)    In addition to any other mandatory repayments pursuant to this Section 4.02, on each date on or after the Initial Borrowing Date upon which the Borrower receives any cash proceeds from any Capital Cure Contribution, an amount equal to 100% of the cash proceeds therefrom shall be applied on each such date in accordance with the requirements of Sections 4.02(g) and (h)."

          13.   Section 4.02(g) of the Credit Agreement is hereby amended by (i) inserting the text "or, if after the First Amendment Effective Date, New Term Loans" immediately after the text "Term Loans" appearing in clause (i) of the first sentence thereof and (ii) inserting the following new sentence at the end thereof:

      "The amount of each principal repayment of outstanding New Term Loans made as required by this Section 4.02(g) shall be applied to reduce the then remaining New Scheduled Repayments on a pro rata basis (based upon the then remaining unpaid principal amounts of such New Scheduled Repayments after giving effect to all prior reductions thereto)."

          14.   Section 4.02(i) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iv) thereof and inserting ", (v) all then outstanding New Term Loans shall be repaid in full on the Final Maturity Date, and" in lieu thereof and (ii) re-designating clause (v) thereof as clause "(vi)".

          15.   Section 7.08(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

      "All proceeds of the Additional Term Loans (if any) will be used to repay outstanding Term Loans of Term Loan Non-Consenting Lenders (if any) on the First Amendment Effective Date."

          16.   Section 9.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (xviii) thereof, (ii) inserting the text "and clause (xx) in each case" immediately after the text "clauses (i) through (xviii)" appearing in clause (xix) thereof,

  (iii) deleting the period appearing at the end of clause (xix) thereof and inserting "; and" in lieu thereof and (iv) inserting the following new clause (xx) at the end thereof:

            "(xx)    Liens on cash deposits pledged as collateral to secure Indebtedness permitted under Section 9.04(xvi) so long as the aggregate amount of cash pledged as collateral at any time outstanding does not exceed $35,000,000."

          17.   Section 9.04 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (xiii) thereof, (ii) deleting the period appearing at the end of clause (xiv) thereof and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses (xv) and (xvi) at the end thereof:

            "(xv)    Indebtedness of the Borrower and the Subsidiary Guarantors under Permitted New Notes, so long as (i) no Default or Event of Default shall have occurred and be continuing at the time of the issuance of any Permitted New Notes or immediately after giving effect thereto, (ii) the Borrower shall have given to the Administrative Agent at least 15 Business Days' prior written notice of any proposed issuance of Permitted New Notes, (iii) calculations are made by the Borrower showing compliance with the financial covenants contained in Sections 9.08, 9.09, 9.10 and 9.11 for the then most recently ended Test Period on a pro forma basis, and such recalculations shall show that such financial covenants would have been complied with if the Permitted New Notes had been issued on the first day of such Test Period (and had remained outstanding during such Test Period), (iv) based on good faith projections prepared by the Borrower for the period from the date of the proposed issuance of the respective Permitted New Notes to the date which is one year thereafter, the level of financial performance measured by the financial covenants set forth in Sections 9.08, 9.09, 9.10 and 9.11 shall be better than or equal to such level as would be required to provide that no Default or Event of Default would exist under the financial covenants contained in such Sections 9.08, 9.09, 9.10 and 9.11 as compliance with such financial covenants would be required through the date which is one year from the date of the proposed issuance of the respective Permitted New Notes, (v) such Permitted New Notes are unsecured, (vi) such Permitted New Notes do not have any maturities, scheduled repayments, sinking fund requirements, amortizations or similar payments prior to August 15, 2009, (vii) all of the terms and conditions of (and the documentation for) the Permitted New Notes and the other Permitted New Notes Documents (including, without limitation, covenants, events of default and remedies, but not including interest rates and call premiums) are no more restrictive on the Borrower and its Subsidiaries taken as a whole than those contained in the New Senior Notes Document and are otherwise reasonably satisfactory to the Administrative Agent, (viii) the proceeds from the Permitted New Notes shall be used solely to concurrently (or within 30 days after the issuance thereof) refinance, repay or redeem outstanding New Senior Notes (plus any premium and accrued and unpaid interest thereon) and to pay any fees and expenses (including any underwriting discounts and commissions) relating to the issuance of the Permitted New Notes, (ix) the aggregate principal amount of the Permitted New Notes shall not exceed the aggregate principal amount of the New Senior Notes being refinanced, repaid or redeemed (plus any premium and accrued and unpaid interest thereon and any fees and expenses (including any underwriting discounts and commissions) incurred in connection with the issuance of the Permitted New Notes) (less the amount of any principal payments made on (or in respect of) any Permitted New Notes after the issuance thereof), and (x) the Borrower shall have delivered to the Administrative Agent a certificate executed by one of its Financial Officers certifying compliance with the requirements of preceding clauses (i) through (ix), inclusive, and containing the calculations (in reasonable detail) required by preceding clauses (iii), (iv) and (ix); and

            (xvi)    so long as no Default or Event of Default then exists or would result therefrom, Indebtedness of the Borrower or any of its Subsidiaries in respect of letters of credit issued for the account of the Borrower or any of its Subsidiaries in the ordinary course of business and supporting L/C Supportable Obligations so long as the aggregate stated amount of all such Indebtedness (including all unreimbursed drawings thereunder) does not exceed $35,000,000 at any time outstanding."

          18.   Sections 9.12(i) and (ii) of the Credit Agreement are hereby restated in their entirety as follows:

            "(i)    make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of (including, in each case without limitation, by way of depositing with the trustee with respect thereto, or with any other Person, money or securities before due for the purpose of paying when due), any New Senior Note, any Permitted New Note or the New Aetna Note, provided, however, (x) that the New Aetna Note may be prepaid upon the exercise of the Aetna Purchase Option in accordance with the terms of the Aetna Documents and (y) the Borrower may purchase, repurchase or redeem outstanding New Senior Notes so long as (I) no Default or Event of Default then exists or would result therefrom, and (II) unless the New Senior Notes are being purchased, repurchased or redeemed solely with proceeds from the Permitted New Notes, immediately after giving effect to any such purchase, repurchase or redemption, the sum of the Total Unutilized Revolving Loan Commitment then in effect plus the aggregate amount of all Unrestricted cash and Cash Equivalents of the Borrower and the Subsidiary Guarantors at such time shall equal at least $25,000,000;

            (ii)    amend or modify, or permit the amendment or modification of any provision of, (x) any New Senior Notes Document, any Permitted New Notes Documents, the New Aetna Note or the Aetna Subsidiaries Subordinated Guaranty other than any such amendments or modifications (A) to the New Senior Notes Documents, the Permitted New Notes Documents or the New Aetna Note which could not reasonably be expected to be adverse to the interests of the Lenders and which have been approved in writing by the Administrative Agent (such approval not to be unreasonably withheld) and (B) to the Aetna Subsidiaries Subordinated Guaranty to evidence conforming changes that have been, or are then being, made to the Subsidiaries Guaranty taking into account, however, the subordination provisions of the Aetna Subsidiaries Subordinated Guaranty (to the extent applicable) and so long as the form of such amendment is reasonably satisfactory to the Administrative Agent, or (y) the Aetna Asset Purchase Agreement, the Aetna Purchase Option, the Plan of Reorganization or the Disclosure Statement other than any such amendments or modifications to the Aetna Asset Purchase Agreement and the Aetna Purchase Option which do not reduce the price to be paid or expand the assets to be purchased pursuant to the Aetna Purchase Option or which could not reasonably be expected to be adverse to the interests of the Lenders;".

          19.   Section 9.13 of the Credit Agreement is hereby amended by inserting the text "and the Permitted New Notes Documents" immediately after the words "the New Senior Note Documents" appearing in clause (iii) thereof.

          20.   Except as, and to the extent, set forth in Section II.5(i) of this Amendment, the definitions of "Applicable Margin" and "Applicable CL Margin" appearing in Section 11 of the Credit Agreement are hereby deleted in their entirety and the following new definitions are inserted in lieu thereof:

            "Applicable Margin" and "Applicable CL Margin" shall mean, on any day, (i) with respect to Loans, the respective percentage per annum set forth below under the appropriate column for the respective Type of Loan, and (ii) with respect to the Tranche evidenced by the Total Credit-Linked Commitment, the respective percentage per annum set forth below under the column "Applicable CL Margin" and (in the case of preceding clauses (i) and (ii)) opposite the respective Level (i.e., Level 1, Level 2 or Level 3, as the case may be) that is in effect on such day based on the Bank Debt Ratings:

Level	Loans maintained as Eurodollar Loans	Loans maintained as Base Rate Loans	Applicable CL Margin
Level 1
a rating from S&P of BB- or higher and a rating from Moody's of Ba3 or higher	1.75%	0.75%	1.75%
Level 2
does not qualify for Level 1, with a rating (i) from S&P of BB- or higher and from Moody's of B1 or higher or (ii) from Moody's of Ba3 or higher and from S&P of B+ or higher	2.00%	1.00%	2.00%
Level 3
does not qualify for Level 1 or Level 2	2.25%	1.25%	2.25%

    ; provided that (x) Level 3 pricing shall apply (i) at all times when a Default or an Event of Default exists, (ii) at all times when either or both of Moody's and/or S&P no longer maintain a Bank Debt Rating and (iii) at all times through and including March 31, 2004 and (y) for periods prior to the First Amendment Effective Date, the "Applicable Margin" and the "Applicable CL Margin" shall be determined as set forth in this Agreement prior to giving effect to the First Amendment.

          21.   The definition of "Borrowing" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "; and, provided further, that the term "Borrowing" shall include the consolidated "borrowing" of New Term Loans pursuant to the simultaneous conversion of Term Loans and the incurrence of Additional New Term Loans on the terms provided in Section 1.01(e)" immediately prior to the period appearing at the end of said definition.

          22.   The definition of "Cash Equivalents" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the text "one year" appearing in clauses (i) and (vi) of said definition and inserting the text "two years" in lieu thereof and (ii) inserting the words "or corporate bonds" immediately after the words "commercial paper" appearing in clause (vi) of said definition.

          22.   The definition of "Change of Control" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "or any Permitted New Notes Document" immediately after the text "any New Senior Note Document" appearing in clause (i) of said definition.

          23.   The definition of "Commitment" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", the New Term Loan Commitment" immediately after the text "Term Loan Commitment" appearing in said definition.

          24.   The definition of "Credit-Linked Deposit" appearing in Section 11 of the Credit Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

            "Credit-Linked Deposit" shall mean, as to each CL Lender, the cash deposit made by such CL Lender pursuant to Section 2.07(a)(A) or 2.07(a)(B), as the case may be (including each Converted Credit-Linked Deposit and each Additional Credit-Linked Deposit), or

    Section 1.13 or 13.04(b), as the case may be, as such deposit may be (x) reduced from time to time pursuant to the terms of this Agreement and (y) reduced or increased from time to time pursuant to assignments to or by such CL Lender pursuant to Section 1.13 or 13.04(b). The initial amount of each CL Lender's Credit-Linked Deposit on the First Amendment Effective Date shall be equal to the amount of its Credit-Linked Commitment on the First Amendment Effective Date or on the date that such Person becomes a CL Lender pursuant to Section 1.13 or 13.04(b).

          25.   The definition of "L/C Supportable Obligations" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "the Permitted New Notes," immediately after the text "the New Senior Notes," appearing in the parenthetical of clause (ii) of said definition.

          26.   The definition of "Loan" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "each New Term Loan," immediately after the text "Term Loan," appearing in said definition.

          27.   The definition of "Minimum Borrowing Amount" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "and New Term Loans" immediately after the text "Term Loans" appearing in clause (i) of said definition.

          28.   The definition of "Modified Leverage Ratio" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "and Permitted New Notes" immediately after the text "New Senior Notes" appearing in the parenthetical of clause (x) of said definition.

          29.   The definition of "Note" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "each New Term Note," immediately after the text "each Term Note," appearing in said definition.

          30.   The definition of "Percentage" appearing in Section 11 of the Credit Agreement is hereby restated in its entirety as follows:

            "Percentage" shall mean, for any RL Lender or CL Lender, either its RL Percentage or CL Percentage, as applicable.

          31.   The definition of "Required Lenders" appearing in Section 11 of the Credit Agreement is hereby amended by (i) inserting the text "New Term Loans," immediately after the text "Term Loans," appearing in said definition and (ii) inserting the text "and New Term Loans" immediately after the text "all outstanding Term Loans" appearing in said definition.

          32.   The definition of "Tranche" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word "four" appearing in said definition and inserting the word "five" in lieu thereof and (ii) inserting the text "New Term Loans," immediately after the text "Term Loans," in said definition.

          33.   Section 11 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

            "Additional Credit-Linked Deposits" shall mean, with respect to each CL Lender that is not a CL Consenting Lender or a CL Non-Consenting Lender, the cash deposit of such CL Lender made on the First Amendment Effective Date in accordance with Section 2.07(a)(B)(i).

            "Additional Term Loans" shall have the meaning provided in Section 1.01(e)(A).

            "CL Consenting Lender" shall have the meaning provided in Section 2.07(a)(B)(i).

            "CL Non-Consenting Lenders" shall mean each CL Lender on the First Amendment Effective Date (but immediately prior to the Credit-Linked Deposit Conversion) that is not a CL Consenting Lender.

            "Converted Term Loans" shall have the meaning provided in Section 1.01(e)(A).

            "Converted Credit-Linked Deposit" shall have the meaning provided in Section 2.07(a)(B)(i).

            "Credit-Linked Deposit Conversion" shall have the meaning provided in Section 2.07(a)(B)(i).

            "Existing Credit-Linked Deposit" shall have the meaning provided in Section 2.07(a)(B)(i).

            "Existing Term Loan Borrowing" shall have the meaning provided in Section 1.01(e)(B)(i).

            "First Amendment" shall mean the First Amendment to this Agreement, dated as of October 22, 2004.

            "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

            "New Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(ii).

            "New Term Loan" shall have the meaning provided in Section 1.01(e)(A).

            "New Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "New Term Loan Commitment," as the same may be terminated pursuant to Sections 3.03 and/or 10. Notwithstanding the foregoing, if on the First Amendment Effective Date (immediately prior to the incurrence of Additional Term Loans on such date) the sum of the New Term Loan Commitments plus the aggregate principal amount of Converted New Term Loans would exceed the aggregate outstanding principal amount of the Term Loans immediately prior to the First Amendment Effective Date, then the New Term Loan Commitment of DBAG shall be reduced by an amount equal to such excess.

            "New Term Note" shall have the meaning provided in Section 1.05(a).

            "Permitted New Notes Documents" shall mean any Permitted New Notes, any indentures or purchase agreements related thereto and all other agreements and documents associated therewith.

            "Permitted New Notes" shall mean unsecured senior notes or unsecured subordinated notes (in either case) of the Borrower issued pursuant to an effective registration statement under the Securities Act or Rule 144A thereunder.

            "Term Loan Consenting Lenders" shall have the meaning provided in Section 1.01(e)(A).

            "Term Loan Conversion" shall have the meaning provided in Section 1.01(e)(A).

            "Term Loan Non-Consenting Lender" shall mean each Lender that has outstanding Term Loans on the First Amendment Effective Date but is not a Term Loan Consenting Lender.

            "Total New Term Loan Commitment" shall mean, at any time, the sum of the New Term Loan Commitments of each of the Lenders at such time.

          34.   Schedule I to the Credit Agreement is hereby restated in its entirety in the form of Schedule I attached hereto.

          35.   Exhibit A-1 to the Credit Agreement is hereby amended by inserting the text "[New Term Loans]" immediately after the text "[Term Loans]" appearing in said Exhibit.

          36.   The Credit Agreement is hereby further amended by adding Exhibit B-4 thereto in the form of Exhibit B-4 attached hereto.

          37.   Exhibit L to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit L in the form of Exhibit L attached hereto.

          38.   The Lenders hereby waive any Event of Default that has arisen prior to the First Amendment Effective Date under Section 10.01 of the Credit Agreement solely as a result of the Borrower's failure to comply with Section 4.02(c) of the Credit Agreement in connection with the Borrower's receipt of Net Equity Proceeds in an amount of approximately $578 from the exercise of warrants held by a general creditor of the Borrower.

II.    Miscellaneous Provisions.

          1.     In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

            (a)   except as, and to the extent, set forth in Section I.39 of this Amendment, no Default or Event of Default exists as of the First Amendment Effective Date, both before and after giving effect to this Amendment;

            (b)   all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

            (c)   neither the consent of Aetna nor any holder of a New Senior Note is required in connection with this Amendment.

          2.     This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3.     This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4.     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5.     This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of the following conditions shall have been satisfied:

            (i)    the Borrower, each other Credit Party, Lenders constituting the Required Lenders, each Lender with a New Term Loan Commitment and each Lender making an Additional Credit-Linked Deposit shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Kathleen Mon (facsimile number 212-354-8113); provided, however, (x) that the amendment to the definition of "Applicable Margin" as it relates solely to Revolving Loans and Swingline Loans shall only be effective if each RL Lender also has signed a counterpart hereof and delivered the same to the Administrative Agent as set forth above, and (y) if each RL Lender shall not have signed a counterpart hereof and delivered the same to the Administrative Agent as set forth above, then the "Applicable Margin" as it relates solely to Revolving Loans and Swingline Loans shall be determined by reference to the definition of "Applicable Margin" as in effect without giving effect to this Amendment;

            (ii)   there shall have been delivered to the Administrative Agent for the account of each of the Lenders that have requested same an appropriate New Term Note executed by the Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement;

            (iii)  (x) all accrued and unpaid interest on all Term Loans shall have been paid in full (regardless of whether or not the Credit Agreement otherwise requires a payment of such interest at such time) by the Borrower, (y) the principal of all outstanding Term Loans of Term Loan Non-Consenting Lenders shall have been repaid in full by the Borrower, and (z) all other amounts payable at such time by the Borrower under the Credit Agreement to Term Loan Non-Consenting Lenders shall have been paid in full by the Borrower;

            (iv)  (w) all accrued and unpaid Fees owing to the CL Lenders shall have been paid in full by the Borrower (regardless of whether or not the Credit Agreement otherwise requires a payment of such Fees at such time), (x) the Credit-Linked Deposits of the CL Non-Consenting Lenders shall have been returned to such CL Non-Consenting Lenders, (y) all accrued and unpaid amounts owing by the Administrative Agent to the CL Lenders under Section 2.07(b) of the Credit Agreement shall have been paid in full (regardless of whether or not the Credit Agreement otherwise requires a payment of such amounts at such time) and (z) all other amounts payable at such time by the Borrower under the Credit Agreement to CL Non-Consenting Lenders shall have been paid in full by the Borrower; and

            (v)   all of the fees and expenses of the Administrative Agent and its affiliates (including the reasonable fees and disbursements of White & Case LLP) shall have been paid by the Borrower to the extent due.

          6.     By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans and Obligations (including, without limitation, the New Term Loans) shall be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

          7.     From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*        *        *

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

MAGELLAN HEALTH SERVICES, INC.
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	Chief Financial Officer
DEUTSCHE BANK AG, NEW YORK BRANCH, Individually and as Administrative Agent
By:	/s/ SCOTTYE LINDSEY
Name:	Scottye Lindsey
Title:	Director
By:	/s/ CARIN M. KEEGAN
Name:	Carin M. Keegan
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 22, 2004, TO THE CREDIT AGREEMENT, DATED AS OF JANUARY 5, 2003, AMONG MAGELLAN HEALTH SERVICES, INC., A DELAWARE CORPORATION, THE VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO ABOVE, AND DEUTSCHE BANK AG, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

AMARANTH PARTNERS LLC, by AMARANTH ADVISORS L.L.C., it's Managing Member
By:	/s/ NICHOLAS M. MAOUNIS
Name:	Nicholas M. Maounis
Title:	Managing Member
AMMC CDO I, LIMITED By: American Money Management Corp., as Collateral Manager
By:	/s/ CHESTER M. ENG
Name:	Chester M. Eng
Title:	Senior Vice President
AMMC CDO II, LIMITED By: American Money Management Corp., as Collateral Manager
By:	/s/ CHESTER M. ENG
Name:	Chester M. Eng
Title:	Senior Vice President
ATRIUM II
By:	/s/ DAVID H. LERNER
Title:	David H. Lerner
Authorized Signatory
BALLYROCK CLO II LIMITED, By: Ballyrock Investment Advisors LLC, as Collateral Manager
By:	/s/ LISA RYMUT
Name:	Lisa Rymut
Title:	Assistant Treasurer
BOSTON HARBOR CLO 2004-1, LTD.
By:	/s/ BETH MAZOR
Name:	Beth Mazor
Title:	V.P.

CITADEL HILL 2000 LTD
By:	/s/ A.T.D. CLARKE
Name:	A.T.D. Clarke
Title:	Authorized Signatory
CREDIT SUISSE FIRST BOSTON, Cayman Islands Branch
By:	/s/ PAUL L. COLÓN
Name:	Paul L. Colón
Title:	Director
By:	/s/ KARIM BLASETTI
Name:	Karim Blasetti
Title:	Associate
CSAM FUNDING II
By:	/s/ DAVID H. LERNER
Name:	David H. Lerner
Title:	Authorized Signatory
DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CLO III, LTD., or affiliate
By:	/s/ GREGORY R. COOPER
Name:	Gregory R. Cooper
Title:	Managing Director
CONSTANTINUS EATON VANCE SENIOR INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE CDO III, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
CONSTANTINUS EATON VANCE CDO V, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
EATON VANCE CDO VI LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
BIG SKY III SENIOR LOAN TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
TOLLI & CO BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
EATON VANCE SENIOR FLOATING-RATE TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
FIRST DOMINION FUNDING I
By:	/s/ DAVID H. LERNER
Name:	David H. Lerner
Title:	Authorized Signatory
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND, as Lender By: Four Corners Capital Management LLC, as Collateral Manager
By:	/s/ ADAM BROWN
Name:	Adam Brown
Title:	Vice President
FLAGSHIP CLO 2001-1 By: Flagship Capital Management, Inc.
By:	/s/ COLLEEN CUNNIFFE
Name:	Colleen Cunniffe
Title:	Director

FLAGSHIP CLO II By: Flagship Capital Management, Inc.
By:	/s/ COLLEEN CUNNIFFE
Name:	Colleen Cunniffe
Title:	Director
FOOTHILL INCOME TRUST, L.P. By: FIT GP, LLC, its General Partner
By:	/s/ M. E. STEARNS
Name:	M. E. Stearns
Title:	Managing Member
GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ BRENT SHEPHERD
Name:	Brent Shepherd
Title:	Vice President
GULF STREAM-COMPASS CLO 2003-1 LTD. By: Gulf Stream Asset Management LLC As Collateral Manager
By:	/s/ MARK D. ABRAHM
Name:	Mark D. Abrahm
Title:	Trader/Principal
GULF STREAM-COMPASS CLO 2004-1 LTD. By: Gulf Stream Asset Management LLC As Collateral Manager
By:	/s/ MARK D. ABRAHM
Name:	Mark D. Abrahm
Title:	Trader/Principal
HARBOUR TOWN FUNDING LLC
By:	/s/ DIANA M. HIMES
Name:	Diana M. Himes
Title:	Assistant Vice President
HARBOUR VIEW CLO V, LTD.
By:	/s/ LISA CHAFFEE
Name:	Lisa Chaffee
Title:	Manager

ING SENIOR INCOME FUND By: ING Investment Management, Co. as its investment manager
By:	/s/ MICHEL PRINCE
Name:	Michel Prince, CFA
Title:	Vice President
ING PRIME RATE TRUST By: ING Investment Management, Co. as its investment manager
By:	/s/ MICHEL PRINCE
Name:	Michel Prince, CFA
Title:	Vice President
KC CLO I LIMITED
By:	/s/ MARTIN CRABTREE
Name:	Martin Crabtree
Title:	Vice President
By:	/s/ MARIA DE LALLE
Name:	Maria de Lalle
Title:	Assistant Vice President
KZH CRESCENT-3 LLC
By:	/s/ DORIAN HERRERA
Name:	Dorian Herrera
Title:	Authorized Agent
LANDMARK III CDO Aladdine Capital Mgmt
By:	/s/ WILLIAM S. LUTKINS
Name:	William S. Lutkins
Title:	Authorized Signature
LOAN FUNDING VI LLC By Blackstone Debt Advisors L.P. As Attorney-in-Fact
By:	/s/ DEAN CRIARES
Name:	Dean Criares
Title:	Managing Director

MONUMENT PARK CDO LTD. By Blackstone Debt Advisors L.P. As Collateral Manager
By:	/s/ DEAN CRIARES
Name:	Dean Criares
Title:	Managing Director
NATIONWIDE MUTUAL INSURANCE COMPANY
By:	/s/ THOMAS S. LEGGETT
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds
OCTAGON INVESTMENT PARTNERS III, LTD. By: Octagon Credit Investors, LLC as Portfolio Manager
By:	/s/ ANDREW D. GORDON
Name:	Andrew D. Gordon
Title:	Portfolio Manager
OCTAGON INVESTMENT PARTNERS IV, LTD. By: Octagon Credit Investors, LLC as collateral manager
By:	/s/ ANDREW D. GORDON
Name:	Andrew D. Gordon
Title:	Portfolio Manager
OCTAGON INVESTMENT PARTNERS V, LTD. By: Octagon Credit Investors, LLC as Portfolio Manager
By:	/s/ ANDREW D. GORDON
Name:	Andrew D. Gordon
Title:	Portfolio Manager
OCTAGON INVESTMENT PARTNERS VI, LTD. By: Octagon Credit Investors, LLC as collateral manager
By:	/s/ ANDREW D. GORDON
Name:	Andrew D. Gordon
Title:	Portfolio Manager

OPPENHEIMER SENIOR FLOATING RATE FUND
By:	/s/ LISA CHAFFEE
Name:	Lisa Chaffee
Title:	Manager
PAMCO CAYMAN LTD. By: Highland Capital Management, L.P. As Collateral Manager
By:	/s/ MARK OKADA
Name:	Mark Okada
Title:	Chief Investment Officer Highland Capital Management, L.P.
SANKATY ADVISORS, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender
By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President
SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender
By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President
SANKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender
By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President
SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I-INGOTS, LTD., as Term Lender
By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill II-INGOTS, LTD., as Term Lender
By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President
SANKATY ADVISORS, LLC as Collateral Manager for Propsect Funding I, LTD., as Term Lender
By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President
SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited., as Term Lender
By:	/s/ JEFFREY HAWKINS
Name:	Jeffrey Hawkins
Title:	Senior Vice President
SEMINOLE FUNDING LLC
By:	/s/ DIANA M. HIMES
Name:	Diana M. Himes
Title:	Assistant Vice President
SENIOR DEBT PORTFOLIO By: Boston Management and Research as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF
Name:	Michael B. Botthof
Title:	Vice President
STANWICH LOAN FUNDING LLC
By:	/s/ DIANA M. HIMES
Name:	Diana M. Himes
Title:	Assistant Vice President
SUNAMERICA SENIOR FLOATING RATE FUND INC. By: Stanfield Capital Partners LLC as subadvisor
By:	/s/ CHRISTOPHER E. JANSEN
Name:	Christopher E. Jansen
Title:	Managing Partner

FIRST 2004-I CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager
By:	/s/ G.STEVEN KALIN
Name:	G.Steven Kalin
Title:	Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director
VELOCITY CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager
By:	/s/ G.STEVEN KALIN
Name:	G.Steven Kalin
Title:	Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director
TCW SELECT LOAN FUND, LIMITED By: TCW Advisors, Inc., as its Collateral Manager
By:	/s/ G.STEVEN KALIN
Name:	G.Steven Kalin
Title:	Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A. By: TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC (only approval of Credit-Linked commitment and Term Loan commitment)
By:	/s/ G.STEVEN KALIN
Name:	G.Steven Kalin
Title:	Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director
CELERITY CLO LIMITED By: TCW Advisors, Inc., As Agent (only approval of Credit-Linked commitment and Term Loan commitment)
By:	/s/ G.STEVEN KALIN
Name:	G.Steven Kalin
Title:	Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director
FIRST 2004-II CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager
By:	/s/ G.STEVEN KALIN
Name:	G.Steven Kalin
Title:	Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director

C-SQUARED CDO LTD. By: TCW Advisors, Inc., as its Portfolio Manager
By:	/s/ G.STEVEN KALIN
Name:	G.Steven Kalin
Title:	Senior Vice President
By:	/s/ JONATHAN R. INSULL
Name:	Jonathan R. Insull
Title:	Managing Director
UBS AG, Stamford Branch
By:	/s/ THOMAS R. SALZANO
Name:	Thomas R. Salzano
Title:	Executive Director Banking Products Services, US
By:	/s/ WILFRED V. SAINT
Name:	Wilfred V. Saint
Title:	Director Banking Products Services, US
UNION SQUARE CDO LTD. By Blackstone Debt Advisors L.P. As Collateral Manager
By:	/s/ DEAN CRIARES
Name:	Dean Criares
Title:	Managing Director
VENTURE III CDO, LIMITED By its investment advisor MJX Asset Management LLC
By:	/s/ KENNETH OSTMANN
Name:	Kenneth Ostmann
Title:	Director

        Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing First Amendment, hereby consents to the entering into of the First Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

ADVOCARE OF TENNESSEE, INC. *
CHARTER ALVARADO BEHAVIORAL HEALTH SYSTEM, INC.
CHARTER BAY HARBOR BEHAVIORAL HEALTH SYSTEM, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM AT FAIR OAKS, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM AT HIDDEN BROOK, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM AT POTOMAC RIDGE, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM OF COLUMBIA, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM OF DALLAS, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM OF DELMARVA, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM OF LAFAYETTE, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM OF LAKE CHARLES, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM OF MASSACHUSETTS, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM OF NASHUA, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM OF PADUCAH, INC.
CHARTER BEHAVIORAL HEALTH SYSTEM OF TOLEDO, INC.
CHARTER CENTENNIAL PEAKS BEHAVIORAL HEALTH SYSTEM, INC.
CHARTER FAIRMOUNT BEHAVIORAL HEALTH SYSTEM, INC.
CHARTER FENWICK HALL BEHAVIORAL HEALTH SYSTEM, INC.
CHARTER FOREST BEHAVIORAL HEALTH SYSTEM, INC.
CHARTER GRAPEVINE BEHAVIORAL HEALTH SYSTEM, INC.
CHARTER HOSPITAL OF MOBILE, INC.
CHARTER HOSPITAL OF SANTA TERESA, INC.
CHARTER HOSPITAL OF ST. LOUIS, INC.

CHARTER LAKESIDE BEHAVIORAL HEALTH SYSTEM, INC.
CHARTER LINDEN OAKS BEHAVIORAL HEALTH SYSTEM, INC.
CHARTER MEDICAL — CLAYTON COUNTY, INC.
CHARTER MEDICAL — LONG BEACH, INC.
CHARTER MEDICAL OF EAST VALLEY, INC.
CHARTER MEDICAL OF PUERTO RICO, INC.
CHARTER MILWAUKEE BEHAVIORAL HEALTH SYSTEM, INC.
CHARTER MOB OF CHARLOTTESVILLE, INC.
CHARTER NORTHRIDGE BEHAVIORAL HEALTH SYSTEM, INC.
FLORIDA HEALTH FACILITIES, INC.
GPA PENNSYLVANIA, INC. **
GREEN SPRING HEALTH SERVICES, INC. **
GREEN SPRING OF PENNSYLVANIA, INC. **
MAGELLAN BEHAVIORAL HEALTH, INC. **
MAGELLAN BEHAVIORAL OF MICHIGAN, INC. **
MAGELLAN CBHS HOLDINGS, INC.
MANAGED CARE SERVICES MAINSTAY OF CENTRAL PENNSYLVANIA, INC. **
MBH OF PUERTO RICO, INC. **
NEW GPA, INC. **
PREMIER HOLDINGS, INC. **
WESTWOOD/PEMBROKE HEALTH SYSTEM, INC.
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President
* Treasurer ** Vice President & Treasurer

HUMAN AFFAIRS INTERNATIONAL OF PENNSYLVANIA, INC.
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	Treasurer

ADVANTAGE BEHAVIORAL SYSTEMS, INC.
CARE MANAGEMENT RESOURCES, INC.
CORRECTIONAL BEHAVIORAL SOLUTIONS OF INDIANA, INC.*
CORRECTIONAL BEHAVIORAL SOLUTIONS OF NEW JERSEY, INC.*
MAGELLAN PUBLIC SOLUTIONS, INC.
MAGELLAN SPECIALTY HEALTH, INC.
VIVRA, INC.*
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	Vice President
* President

AGCA, INC.
AGCA NEW YORK, INC.
ALLIANCE HEALTH SYSTEMS, INC.
CMG HEALTH OF NEW YORK, INC.
CMG HEALTH, INC.
CONTINUUM BEHAVIORAL HEALTHCARE CORPORATION
GROUP PLAN CLINIC, INC.
HAWAII, BIODYNE, INC.
LOUISIANA BIODYNE, INC.
MAGELLAN BEHAVIORAL HEALTH OF WASHINGTON, INC.*
MAGELLAN HRSC, INC.
MBC FEDERAL PROGRAMS, INC.
MBC NATIONAL SERVICE CORPORATION
MBC OF AMERICA, INC.
MBC OF NEW MEXICO, INC.
MBC OF NEW YORK, INC., A NEW YORK INDEPENDENT PRACTICE ASSOCIATION
MBC OF TENNESSEE, INC.
MERIT BEHAVIORAL CARE CORPORATION
MERIT BEHAVIORAL CARE OF FLORIDA, INC.
MERIT BEHAVIORAL CARE OF MASSACHUSETTS, INC.
P.P.C., INC.
PERSONAL PERFORMANCE CONSULTANTS OF NEW YORK, INC.
PPC GROUP, INC.
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President
* Vice President & Treasurer

ALLIED SPECIALTY CARE SERVICES, LLC
By: Green Spring Health Services, Inc., its Sole Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	Vice President & Treasurer

EMHC-MBC OF NEW YORK, LLC
By: Magellan HRSC, Inc. as a Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President
By: U.S. IPA Providers, Inc., as a Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President

EMHC-MBC SERVICES OF NEW YORK, LLC
By: EMHC-MBC of New York, LLC, as a Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President
By: MBC of America, Inc., as a Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President

IHEALTH TECHNOLOGIES, LLC
By: Allied Specialty Care Services, LLC, its Sole Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President

INROADS BEHAVIORAL HEALTH SERVICES OF TEXAS, L.P.
By: Merit INROADS Behavioral Health Services, LLC, as a Partner
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	Senior Vice President
By: Magellan HRSC, Inc. (f/k/a Merit Behavioral Care Systems Corporation), as a Partner
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President

MARYLAND HEALTH PARTNERS, LLC
By: Green Spring Health Services, Inc., as a Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	Vice President & Treasurer
By: CMG Health, Inc., as a Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President

MERIT INROADS BEHAVIORAL HEALTH SERVICES OF ILLINOIS, LLC
By: Merit INROADS Behavioral Health Services, LLC, as a Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	Senior Vice President
By: Magellan HRSC, Inc. (f/k/a Merit Behavioral Care Systems Corporation), as a Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President

MERIT INROADS BEHAVIORAL HEALTH SERVICES, LLC
By: Merit Behavioral Care Corporation, as Sole Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President

THE CHARTER BEHAVIORAL HEALTH SYSTEM OF NORTHWEST INDIANA, LLC
By: Magellan CBHS Holdings, Inc., as Sole Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President

WESTWOOD/PEMBROKE HEALTH SYSTEM LIMITED PARTNERSHIP
By: Charter Behavioral Health System of Massachusetts, Inc., its General Partner
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	President

MAGELLAN CAPITAL, LLC
By: Magellan Health Services, Inc., its Sole Member
By:	/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	Chief Financial Officer

MAGELLAN FINANCIAL CAPITAL, INC.
By:	/s/ JEFFREY N. WEST
Name:	Jeffrey N. West
Title:	Treasurer

SCHEDULE I

Lender	New Term Loan Commitment	Credit-Linked Commitment	Revolving Loan Commitment
DEUTSCHE BANK AG, NEW YORK BRANCH	$5,670,138.83	$3,194,444.47	$17,500,000.00
LANDMARK III CDO	$1,479,166.70	$833,333.34	$0.00
AMARANTH PARTNERS LLC	$2,958,333.33	$1,666,666.67	$0.00
AMMC CDO I, LIMITED	$1,479,166.70	$833,333.31	$0.00
AMMC CDO II, LIMITED	$986,111.10	$555,555.56	$0.00
MONUMENT PARK CDO LTD.	$986,111.10	$555,555.56	$0.00
UNION SQUARE CDO LTD.	$986,111.10	$555,555.56	$0.00
LOAN FUNDING VI LLC	$2,175,875.59	$1,225,845.41	$0.00
CITADEL HILL 2000 LTD	$986,111.10	$555,555.56	$0.00
CREDIT SUISSE FIRST BOSTON, CAYMAN ISLANDS BRANCH	$0.00	$0.00	$7,500,000.00
ATRIUM II	$986,111.10	$555,555.56	$0.00
CSAM FUNDING II	$855,301.42	$481,859.97	$0.00
DENALI CAPITAL CLO III, LTD.	$1,479,166.67	$833,333.33	$0.00
BIG SKY III SENIOR LOAN TRUST	$493,055.55	$277,777.77	$0.00
EATON VANCE SENIOR FLOATING-RATE TRUST	$1,972,222.20	$1,111,111.11	$0.00
TOLLI & CO.	$493,055.57	$277,777.77	$0.00
EATON VANCE CDO III, LTD.	$986,111.10	$555,555.56	$0.00
COSTANTINUS EATON VANCE CDO V, LTD	$1,232,638.89	$694,444.45	$0.00
EATON VANCE CDO VI LTD.	$1,479,166.67	$833,333.33	$0.00
GRAYSON & CO	$5,251,041.66	$2,958,333.34	$0.00
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND	$986,111.10	$555,555.56	$0.00
EATON VANCE LIMITED DURATION INCOME FUND	$493,055.56	$277,777.78	$0.00
EATON VANCE SENIOR INCOME TRUST	$493,055.57	$277,777.77	$0.00
SENIOR DEBT PORTFOLIO	$2,465,277.80	$1,388,888.88	$0.00
EATON VANCE VT FLOATING-RATE INCOME FUND	$172,569.43	$97,222.22	$0.00
BALLYROCK CLO II LIMITED	$986,111.10	$555,555.56	$0.00
FIRST DOMINION FUNDING I	$2,103,031.91	$1,184,806.70	$0.00
FLAGSHIP CLO II	$739,583.33	$416,666.67	$0.00
FLAGSHIP CLO 2001-1	$739,583.33	$416,666.67	$0.00
FOOTHILL INCOME TRUST, L.P.	$2,958,333.33	$1,666,666.67	$0.00
FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND	$493,055.56	$277,777.78	$0.00
SEMINOLE FUNDING LLC	$1,232,638.90	$694,444.44	$0.00
GENERAL ELECTRIC CAPITAL CORPORATION	$4,930,555.57	$2,777,777.77	$5,000,000.00
GULF STREAM — COMPASS CLO 2003-1 LTD.	$1,522,041.08	$857,487.92	$0.00
GULF STREAM — COMPASS CLO 2004-1 LTD	$744,828.61	$419,621.75	$0.00
STANWICH LOAN FUNDING LLC	$1,479,166.67	$833,333.33	$0.00
PAMCO CAYMAN LTD.	$1,972,222.23	$1,111,111.11	$1,000,000.00
ING PRIME RATE TRUST	$1,479,166.67	$0.00	$0.00
ING SENIOR INCOME FUND	$739,583.33	$0.00	$0.00
KC CLO I LIMITED	$1,725,694.43	$972,222.22	$0.00
VENTURE III CDO, LIMITED	$986,111.10	$555,555.56	$0.00
NATIONWIDE MUTUAL INSURANCE COMPANY	$1,232,638.90	$694,444.44	$0.00
OCTAGON INVESTMENT PARTNERS VI, LTD.	$986,111.09	$555,555.56	$0.00
OCTAGON INVESTMENT PARTNERS III, LTD.	$493,055.57	$277,777.77	$0.00
OCTAGON INVESTMENT PARTNERS IV, LTD.	$493,055.57	$277,777.77	$0.00
OCTAGON INV PARTNERS V, LTD.	$493,055.57	$277,777.77	$0.00

HARBOURVIEW CLO V, LTD.	$1,331,250.00	$0.00	$0.00
OPPENHEIMER SENIOR FLOATING RATE FUND	$887,500.00	$1,250,000.00	$0.00
PROSPECT FUNDING I, LTD	$482,565.02	$271,867.61	$0.00
BOSTON HARBOR CLO 2004-1, LTD.	$493,055.57	$1,527,777.77	$0.00
AVERY POINT CLO, LTD.	$739,583.33	$416,666.67	$0.00
CASTLE HILL I- INGOTS, LTD.	$493,055.57	$277,777.77	$0.00
CASTLE HILL II- INGOTS, LTD.	$739,583.33	$416,666.67	$0.00
CASTLE HILL III CLO, LIMITED	$739,583.33	$416,666.67	$0.00
RACE POINT CLO, LIMITED	$739,583.33	$416,666.67	$0.00
RACE POINT II CLO, LIMITED	$493,055.57	$277,777.77	$0.00
HARBOUR TOWN FUNDING LLC	$744,828.61	$419,621.75	$0.00
SUNAMERICA SENIOR FLOATING RATE FUND INC.	$493,055.57	$277,777.77	$0.00
C-SQUARED CDO LTD.	$986,111.10	$555,555.56	$0.00
CELERITY CLO LIMITED	$986,111.10	$555,555.56	$1,000,000.00
FIRST 2004-I CLO, LTD.	$986,111.10	$555,555.56	$0.00
FIRST 2004-II CLO, LTD.	$845238.09	$476190.48	$0.00
KZH CRESCENT-3 LLC	$493,055.57	$277,777.77	$0.00
LOAN FUNDING I LLC	$986,111.10	$555,555.56	$3,000,000.00
TCW SELECT LOAN FUND, LIMITED	$986,111.10	$555,555.56	$0.00
VELOCITY CLO, LTD.	$633,928.57	$357,142.86	$0.00
UBS AG, STAMFORD BRANCH	$7,395,833.33	$4,166,666.67	$15,000,000.00

TOTAL	$88,750,000	$50,000,000	$50,000,000

EXHIBIT B-4

FORM OF NEW TERM NOTE

$	New York, New York [Date]

        FOR VALUE RECEIVED, MAGELLAN HEALTH SERVICES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to                        or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Deutsche Bank AG, New York Branch (the "Administrative Agent") initially located at 90 Hudson Street, Jersey City, New Jersey 07302 on the Final Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of                        DOLLARS ($            ) or, if less, the aggregate unpaid principal amount of all New Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

        The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

        This Note is one of the New Term Notes referred to in the Credit Agreement, dated as of January 5, 2004, among the Borrower, the lenders from time to time party thereto (including the Lender) and the Administrative Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the Final Maturity Date, in whole or in part, as provided in the Credit Agreement.

        If an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

        The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

        THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

MAGELLAN HEALTH SERVICES, INC.
By:	Name: Title:

EXHIBIT L

ASSIGNMENT AND ASSUMPTION AGREEMENT1

        This Assignment and Assumption Agreement (this "Assignment"), is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item [1][2] below ([the] [each, an] "Assignor") and [the] [each] Assignee identified in item 2 below ([the] [each, an] "Assignee"). [It is understood and agreed that the rights and obligations of such [Assignees][and Assignors] hereunder are several and not joint.] Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented and/or otherwise modified from time to time, the "Credit Agreement"). The Standard Terms and Conditions for Assignment and Assumption Agreement set forth in Annex 1 hereto (the "Standard Terms and Conditions") are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

        For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from [the][each] Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of [the][each] Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the [respective] Assignor's outstanding rights and obligations under the respective Tranches identified below (including, to the extent included in any such Tranches and Letters of Credit ([the] [each, an] "Assigned Interest"). [Each] [Such] sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment, without representation or warranty by [the][any] Assignor.

[1.	Assignor:
2.	Assignee:		][2]
[1][3].	Credit Agreement:
Credit Agreement, dated as of January 5, 2004, among Magellan Health Services, Inc. (the "Borrower"), the lenders from time to time party thereto, and Deutsche Bank AG, New York Branch, as Administrative Agent.
[2.	Assigned Interest:[3]

1
This Form of Assignment and Assumption Agreement should be used by Lenders for an assignment to a single Assignee or to funds managed by the same or related investment managers.

2
If the form is used for a single Assignor and Assignee, items 1 and 2 should list the Assignor and the Assignee, respectively. In the case of an assignment to funds managed by the same or related investment managers, or an assignment by multiple Assignors, the Assignors and the Assignee(s) should be listed in the table under bracketed item 2 below.

Assignor	Assignee	Tranche Assigned	Aggregate Amount of Commitment/Loans/ Credit-Linked Deposits under Relevant Tranche for all Lenders	Amount of Commitment/ Loans/Credit- Linked Deposits under Relevant Tranche Assigned	Percentage of Assigned Commitment/ Loans/Credit- Linked Deposits under Relevant Tranche[4]
[Name of Assignor]	[Name of Assignee]	New Term Loan Commitment/ New Term Loans	$	$	%
[Name of Assignor]	[Name of Assignee]	Revolving Loan Commitment/ Revolving Loans	$	$	%
[Name of Assignor]	[Name of Assignee]	Credit-Linked Commitment/ Credit-Linked Deposits	$	$	%

3
Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignments to funds managed by the same or related investment managers or for an assignment by multiple Assignors. Insert additional rows as needed.

4
Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans/Credit-Linked Deposits of all Lenders thereunder for the respective Tranche.

2

[4.        Assigned Interest:5

Tranche Assigned	Aggregate Amount of Commitment/Loans/Credit- Linked Deposits under Relevant Tranche for all Lenders	Amount of Commitment/Loans/Credit- Linked Deposits under Relevant Tranche Assigned	Percentage of Assigned Commitment/Loans/ Credit-Linked Deposits under Relevant Tranche[6]
New Term Loan Commitment/New Term Loans	$	$	%
Revolving Loan Commitment/ Revolving Loans	$	$	%
Credit-Linked Commitment/Credit- Linked Deposits	$	$	%

Effective Date            ,            , 200            .

Assignor[s] Information	Assignee[s] Information
Payment Instructions:	Payment Instructions:

Reference:	Reference:

Notice Instructions:	Notice Instructions:

Reference:	Reference:

5
Insert this chart if this Form of Assignment and Assumption Agreement is being used by a single Assignor for an assignment to a single Assignee.

6
Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans/Credit-Linked Deposits of all Lenders thereunder.

3

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]		ASSIGNEE [NAME OF ASSIGNEE][7]
By:	Name: Title:	By:	Name: Title:

7
Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

4

[Consented to and][8] Accepted:
DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent
By:	Name: Title:
By:	Name: Title:
MAGELLAN HEALTH SERVICES, INC.
By:	Name: Title: ][9]

8
Insert only if assignment is being made to an Eligible Transferee pursuant to Section 13.04(b)(y) of the Credit Agreement.

9
Insert only if (i) no Default under Section 10.01 or 10.05 of the Credit Agreement is then in existence and no Event of Default under the Credit Agreement is then in existence, (ii) the assignment is being made to an Eligible Transferee pursuant to 13.04(b)(y) of the Credit Agreement and (iii) the assignment is being made after the Syndication Date.

5

MAGELLAN HEALTH SERVICES, INC.

CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
AND ASSUMPTION AGREEMENT

        1.    Representations and Warranties.

          1.1.    Assignor.    [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [its] Assigned Interest, (ii) [the] [its] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto (other than this Assignment) or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

          1.2.    Assignee.    [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (ii) confirms that it is (A) a Lender, (B) a parent company and/or an affiliate of the Assignor which is at least 50% owned by the Assignor or its parent company, (C) a fund that invests in bank loans and is managed by the same investment advisor as a Lender or by an affiliate of such investment advisor or (D) an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the rights and obligations of a Lender thereunder; (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.05 or Section 8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision; and (v) attached to this Assignment is any tax documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each such] Assignee; (b) agrees that it will, independently and without reliance upon the Administrative Agent, [the][each] Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes each of the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to or otherwise conferred upon the Administrative Agent or the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

        2.    Payment.    From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees, commissions and other amounts) to [the][each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

        3.    Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

        4.    General Provisions.    This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5.1401 OF THE GENERAL OBLIGATIONS LAW).

*        *        *

2

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